UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 3, 2005

Analog Devices, Inc.

(Exact name of registrant as specified in its charter)

Massachusetts	1-7819	04-2348234

(State or other jurisdiction of incorporation	(Commission File Number)	(IRS Employer Identification No.)

One Technology Way, Norwood, MA	02062

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 329-4700

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

     On February 3, 2005, the Deferred Compensation Committee of the Company voted to amend and restate the Analog Devices, Inc. Deferred Compensation Plan to conform the plan with the recently enacted provision of Section 409A of the Internal Revenue Code. The Analog Devices, Inc. Amended and Restated Deferred Compensation Plan (the “Plan”) was adopted on February 3, 2005 and is effective as of January 1, 2005.

     The full text of the Plan is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(c) The following are filed as exhibits to this report:

See Exhibit Index attached hereto.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 9, 2005	ANALOG DEVICES, INC.

	By:	/s/ Joseph E. McDonough

Joseph E. McDonough
Vice President-Finance and Chief Financial Officer
(Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description
10.1	Analog Devices, Inc. Amended and Restated Deferred Compensation Plan